SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2006

California News Tech

(Exact name of registrant as specified in its charter)

Nevada	333-107300	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Van Ness Avenue Suite 406-407, 4th Floor, San Francisco, California,United States of America	94109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 415-205-1695

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 16, 2006, each of Mr. David Dunn, Mr. David Hotchkiss and Mr. Robert Jaspar elected to resign as directors effective March 16, 2006. Mr. Jaspar has also resigned as our Chief Financial Officer and as our corporate secretary and treasurer, effective March 16, 2006. As of yet, we have not received a written and signed notice of resignation from any of Mr. Dunn, Mr. Hotchkiss or Mr. Jaspar.

Consequently, as of March 16, 2006, Mr. Marian Munz is our sole officer and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California News Tech

/s/ Marian Munz
Marian Munz
Chief Executive Officer

Date: March 16, 2006